                                                         Exhibit Index on Page 4

      As filed with the Securities and Exchange Commission on May 22, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           MAY 7, 1997



Commission File Number:    1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)


                MARYLAND                                22-1657560
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                    07663
    (Address of principal executive offices)                      (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.           Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  On May 7, 1997, Vornado Realty Trust (the "Company"), a real estate investment trust organized under the laws of the state of Maryland, closed its acquisition of a mortgage note from a consortium of banks led by The Sumitomo Trust & Banking Co., Ltd., New York Branch (the "Bank"). The purchase price of the mortgage note was approximately $185 million and was arrived at by arms-length negotiations between the Company and the Bank. The Company financed the purchase of the mortgage note from its existing cash. The mortgage note, which is in default, has a face value of $193 million. The mortgage note is secured by 90 Park Avenue, a midtown Manhattan office building containing approximately 875,000 square feet. A copy of the Company's press release relating to the acquisition of the mortgage is attached hereto as an exhibit and is incorporated herein by reference.

Items 3-6.        Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a) (b)  Not Applicable.

         (c)      Exhibits.


         Exhibit No.                                  Exhibit
         -----------                                  -------
           99.1 Press Release, dated May 7, 1997, of Vornado Realty Trust, announcing the acquisition of a mortgage note for $185 million.

Item 8.           Not Applicable.

                              VORNADO REALTY TRUST


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    VORNADO REALTY TRUST
                                                    -------------------------
                                                         (Registrant)



Date:  May 22, 1997                                     /s/ Joseph Macnow
                                                    -------------------------
                                                            JOSEPH MACNOW
                                                             Vice President,
                                                         Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit No.                           Exhibit                              Page
-----------                           -------                              ----


      99.1             Press Release, dated May 7, 1997, of Vornado
                       Realty Trust, announcing the acquisition of
                       of a mortgage note for $185 million.                   5